© 2010 Mercury Computer Systems, Inc. www.mc.com Jefferies Annual Global Industrial and A&D Conference Mark Aslett – President & CEO Bob Hult – SVP, CFO August 10, 2010 Exhibit 99.1

© 2010 Mercury Computer Systems, Inc. www.mc.com
Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of
1995, including those relating to anticipated fiscal 2010 business performance and beyond. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue," "estimate," "project," "intend," and similar expressions.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, the inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and
Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2009. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides non-GAAP financial measures adjusted to exclude certain specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures, along with their corresponding GAAP financial measures, to manage the
Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial measures discussed in this presentation is contained in the Company’s most recent earnings release, which can be found on our website at www.mc.com/mediacenter/pressreleaseslist.aspx.

Mercury is a best-of-breed provider of application
ready ISR subsystem solutions
•
Founded in 1981
•
HQ in Massachusetts;
R&D in MA, VA, AL
•
523 employees
•
Leading provider of commercial
high-performance signal,
image and sensor processing
•
Focused on growing
defense ISR market
•
FY2010 revenues of $200M
•
NASDAQ: MRCY

Note: $200M Total Revenue includes $5M interco eliminations
© 2010 Mercury Computer Systems, Inc. www.mc.com

© 2010 Mercury Computer Systems, Inc. www.mc.com 3 Phases of Mercury's transformation 3 Overlapping Phases – Parallel Execution

5 defense growth drivers

– Prime
Outsourcing
– Application
Ready ISR
Subsystems
– Missile Defense
– UAV Radar
– Fighter Radar
– UAV EW
– UAV EO/IR
Airborne EW
– UAV EO/IR
QRC
– UAV EO/IR
Production
– MFS Defense
ISR Systems
& Services
– ACS Defense
Product & Market
Expansion
– ACS Defense
Services &
Systems
Integration
– New Products
– Tech Refresh
– New
Customers
– New Segments
Commercial
– Semiconductor
© 2010 Mercury Computer Systems, Inc. www.mc.com

Success in semiconductor equipment –
position controller for lithography
Application Requirement:
•
Low-latency, deterministic
processing for precision control
in Stepper/Scanners
Initial Deal:
•
$10M pre-production orders booked
and partially shipped
•
Starting to receive production orders
•
Integrated platforms for production
(immersion/EUV, new/upgrades)
Advanced processing technology:
•
AdvancedTCA utilizing serial RapidIO
5
Total Opportunity Potential: ~$100M over 5 years
Note: Potential is 5 year probable value based on customer-supplied information at time design win awarded. Actual program value may be higher or lower
© 2010 Mercury Computer Systems, Inc. www.mc.com

ACS 5-year design win value CAGR 15% FY08-10
Defense CAGR 38%

Defense Highlights
•
Aegis – Naval BMD, C4I
•
Patriot – Missile Defense
•
BAMS – Airborne SIGINT, Radar
•
ASIP – Airborne SIGINT
•
JCREW – Ground SIGINT
•
SEWIP – Naval SIGINT
•
FAB-T – Satcomm
•
Cobra Ball – EO/IR
•
SSEE(F) – Naval SIGINT
•
Next Gen Aerial Persistent ISR
Commercial Highlights
•
ASML – Semiconductor
•
Artiza – 4G Test
•
Hughes – Satellite Comms
•
Rapiscan – Baggage Scanning
Note: Potential is 5 year probable value based on customer-supplied information at time design win awarded. Actual program value may be higher or lower.
© 2010 Mercury Computer Systems, Inc. www.mc.com

© 2010 Mercury Computer Systems, Inc. www.mc.com
Total 5 year opportunity: $100M
AEGIS BMD radar processing
•
Selected for BMD Radar
–
Most powerful deployed embedded computer
for digital beam-forming
–
Extend to Radar Control System
•
Addressable market 60 ships out of 92
–
Plan of Record for ship upgrade:
7
2011 2012 2013 2014 2015 Total
6 6 6 6-8 6-8 30-34
•
Additional 8 ships to be built
•
Upside with sales and additional ships in out years

© 2010 Mercury Computer Systems, Inc. www.mc.com
Services and Systems Integration delivered
119% revenue CAGR FY08-FY10
•
85% revenue growth FY10
- Beginning FY11 backlog $5.7M
•
Expands addressable market
•
Outsourcing partner to Defense
Primes given acquisition reform
•
Best-of-breed application  ready
ISR subsystem solutions
•
Services led engagement leading
to long-term platform production
annuity streams
•
Get paid to do engineering work
previously expensed and
leverage output

© 2010 Mercury Computer Systems, Inc. www.mc.com
Success in Services & System Integration –
Radar Digital Processor
Project Requirement:
•
Phased Array Radar for Ground
Missile Defense (FMS)
Initial Deal:
•
$12M engineering services and
system integration
•
$6M production order (1 country)
Advanced processing technology:
•
OpenVPX™ embedded computing
9
Future Opportunity Potential:
$12M total production for next 2 countries;
~15-20 countries expected to follow
Note: Potential is 5 year probable value based on customer-supplied information at time design win awarded.
Actual program value may be higher or lower

© 2010 Mercury Computer Systems, Inc. www.mc.com
•
95% revenue growth FY10
- Beginning FY11 backlog $2.7M
•
DCAA auditable Defense services
•
Can perform classified work
•
Next-generation persistent ISR
program driving growth
•
Best-of-breed, ISR subsystem
architect, developer & integrator
(sensing thru exploitation)
•
Leverages application ready ISR
subsystem solutions from ACS
•
Transition ISR related intellectual
property from government labs
•
Current Headcount 12
Mercury Federal Systems (MFS) delivered strong
revenue growth since FY08 startup

© 2010 Mercury Computer Systems, Inc. www.mc.com
MFS success story – Wide Area Airborne Surveillance
Project Requirement:
•
Concurrent near real-time
situational awareness for
MQ-9 Reaper UAV
Initial Deal:
•
$10M bookings
•
1/2 hardware / software
•
1/2 engineering services
Advanced processing technology:
•
Embedded GPUs w/IO
11
Total Opportunity Potential: ~ $20M
Note: Potential is 5 year probable value based on customer-supplied information at time design win awarded. Actual program value may be higher or lower

© 2010 Mercury Computer Systems, Inc. www.mc.com Strength in ACS defense markets • Radar (32% CAGR FY07-10) and EO (29% CAGR) driving growth 12 +17% +8% +7%

Key defense platforms and programs driving growth
Representative Program List

Global Hawk
Predator/Reaper
Rivet Joint
Gorgon Stare
F-16
F-35 JSF
BAMS
MESA
P8-MMA
MP-RTIP
Aegis
RDP - Ground Missile
Defense Radar
THAAD
JCREW
Software
Defined Jammer
Guardrail
SSEE(F)
CADF
Deepwater
© 2010 Mercury Computer Systems, Inc. www.mc.com

Military electronics is a market sweet spot

•
Retrofit and upgrades remain
strong for legacy programs
•
Increased need for EW;
intelligence, surveillance,
reconnaissance assets
•
Networked nodal platforms,
time to information
•
Next-gen onboard processing,
exploitation and dissemination
architecture critical
Sources : The Military Electronics Briefing, 2008 Ed. , The TEAL Group, Frost & Sullivan, U.S C4ISR Market 2007
© 2010 Mercury Computer Systems, Inc. www.mc.com

To the warfighter, time to information is critical
to address the growing gap between:

What’s analyzed?
What’s collected?
100GB per mission
100TB per mission
Force Protection Mission Critical
Real-time
Forensics
Last 18 hours
Recent minutes
For decision makers who need timely, actionable,
and relevant information
What’s
actionable?
© 2010 Mercury Computer Systems, Inc. www.mc.com

© 2010 Mercury Computer Systems, Inc. www.mc.com

Airborne ISR R&D costs
Signal Processing /
Systems Integration
Platform Sensor Datalink Ground
Station
10% 40% 30% 5% 15%
45% 10% 15% 10% 10% 5% 5%
Datalink
Platform
Sensor
Ground Station
Application Acceleration/
Systems Integration
Warfighter
Terminals
Warfighter
Terminals
Broadcast
Provision
Broadcast Provision
Source:  DoD Budget Request FY93 and FY2008
1993
2008
© 2010 Mercury Computer Systems, Inc. www.mc.com
Mercury’s
Opportunity
Mercury’s
Opportunity
Budget priorities being realigned to maintain technology edge

© 2010 Mercury Computer Systems, Inc. www.mc.com
Mercury's new Converged Sensor Network™ (CSN™)
vision for persistent ISR
A revolutionary open architecture that combines
Radar
Video
SIGINT
Become the government’s trusted partner for next-generation
ISR platform signal processing and computing
Signal
Processing
Signal
Processing
Image
Processing
Information
Dissemination
Data
Exploitation
Transformational
Access to
Information in the
Tactical Edge
Global
Information
Grid
Information
Management
Technologies
Multi-Sensor
Signal
Processing
SAN

Government/DoD frustration leads to defense
procurement reform
Today’s Model
•
Government frustrated
with current model
•
Platform-centric approach
•
Proprietary closed system
architectures
•
Significant cost overruns
•
Significant schedule slips
Emerging Model
•
Best-of-breed model
emerging
•
More commercial items
•
Open platform-independent
architectures
•
QRC – rapid deployment,
lower cost and risk
•
Likely to occur for signal
processing and computing
Budget pressure and significant schedule slippage is leading to Defense procurement reforms that could benefit Mercury

© 2010 Mercury Computer Systems, Inc. www.mc.com

© 2010 Mercury Computer Systems, Inc. www.mc.com
Positioned for growth
•
Focused on growing ISR market segment – strong
position on important, well funded defense programs
•
Outsourcing partner to the primes – best-of-breed
application ready ISR subsystem solutions provider
•
Unique capabilities in commercial high-performance
embedded signal, image and sensor processing
•
Government amenable business model aligned with
expected defense procurement reform
•
Delivering strong organic growth in defense with robust
target business model
•
Will pursue complementary ISR acquisitions to scale

© 2010 Mercury Computer Systems, Inc. www.mc.com Financial Overview

© 2010 Mercury Computer Systems, Inc. www.mc.com
21
FY07 – FY10: Restored profitability & growth

Note: All historical income statement figures are as reported in the Company’s earnings press release at the end of the applicable fiscal year and have not been restated for operations that have been discontinued subsequent to that time.

© 2010 Mercury Computer Systems, Inc. www.mc.com

Strong defense revenue
22
Note:
All historical figures adjusted for discontinued operations
FY07 – FY10
12% Defense CAGR
(22%) Commercial CAGR
0% Total CAGR
Revenue ($M)
Commercial
Defense

© 2010 Mercury Computer Systems, Inc. www.mc.com
Growth in bookings and backlog
FY07-FY10:
•
Total Company
–
7% Bookings CAGR
–
14% Backlog CAGR
–
18% 12-mo CAGR
•
Defense
–
10% Bookings CAGR
–
10% Backlog CAGR
–
18% 12-mo CAGR
23 23
Note:
Historical figures adjusted for discontinued operations
Def
$107
Def
$58
Def
$145
Def
$67
Def
$174
Def
$94
Def
$142
Def
$77
Def
$38
Def
$62
Def
$62
72
88

© 2010 Mercury Computer Systems, Inc. www.mc.com
Improved working capital efficiencies
•
Supply chain
transformation
-
Operational efficiencies
-
Manufacturing lead times
-
Cost of quality
-
Competitive advantage
for Mercury and
customers
-
Inventory reduced $11M
from Q3 FY08 to Q4 FY10
•
Customer satisfaction
-
Blue chip customers
-
End-of-quarter
shipment skew
24 24
4.1
3.4
3.9
3.8
4.5
5.4
5.5
4.6
3.7
6.6
7.5
$22.4
$24.7
$21.0 $21.0
$18.9
$16.8
$14.7
$16.9
$20.1
$17.6
FY07 FY08 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Model
Inventory Turns Inventory ($M)
Inventory
61
63
49
47
60
53
67
62
63
62
50
FY07 FY08 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Model
Days Sales Outstanding

© 2010 Mercury Computer Systems, Inc. www.mc.com
Much improved cash conversion cycle

Note: Cash conversion calculation = DSO’s + Inventory Days – A/P Days
141
128
124
97
102
99
83
106
96
117
110
84
-
20
40
60
80
100
120
140
160
Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410
Cash Conversion Trend (days)

© 2010 Mercury Computer Systems, Inc. www.mc.com

Repaid debt, settle ARS’s resulting in improved cash balance
($33)
$92
$5
$11 $74
0
10
20
30
40
50
60
70
80
90
100
FY09 Ending
Cash & Sec Bal
ARS Debt
Payment
Put Option
on ARS
FCF/Other FY10 Ending
Cash & Sec Bal
$47M
Net
Usable
Cash
$M
ARS
$45
ARS Loan
$33
Cash $14

© 2010 Mercury Computer Systems, Inc. www.mc.com

Robust target business model
Notes: Target Business Model assumes organic growth. ACS /MFS approx 90%/10% revenue split
Adj EBITDA adjusts for Depreciation  2-3% of revenue and Stock Based Comp 2-3% of revenue
Target
Business
Model

© 2010 Mercury Computer Systems, Inc. www.mc.com
Last 12 quarter’s revenues and EPS exceeded
or met the top end of guidance
28
2008
Q1 Q2 Q3 Q4
Reported Guidance Reported Guidance Reported Guidance Reported Guidance
Revenue
($M)
49.2 48.0 52.6 51.0 56.5 53.0-55.0 55.2 53.0-56.0
EPS
($)
0.09 (0.08) 0.04 (0.05) 0.04 (0.04)-0.00 0.01 (0.05)-0.01
2009 Q1 Q2 Q3 Q4
Revenue
($M)
49.1 47.0-49.0 50.7 47.0-49.0 50.6 48.0-50.0 48.4 46.0-48.0
EPS
($)
0.07 (0.07)-(0.03) 0.03 (0.05)-0.00 0.20 0.05-0.09 0.13 0.05-0.08
2010 Q1 Q2 Q3 Q4
Revenue
($M)
47.4 43.0-45.0 45.2 40.0-42.0 43.6 41.0-43.0 63.6 58.0-60.0
EPS
($)
0.19 0.03-0.08 0.08 (0.08)-(0.04) 0.16 (0.15)-(0.11) 0.77 0.25-0.28
Note:
Non-GAAP
GAAP

© 2010 Mercury Computer Systems, Inc. www.mc.com
Q1’11 Guidance

Quarter Ending September 30, 2010
Low High
    Revenues $48 $50
    GAAP EPS $0.03 $0.06
    Adj EBITDA $4.5 $5.8
Note - Adj EBITDA Adjustments:
  Net Income 0.6 1.5
    Stock compensation 1.7 1.7
    Taxes 0.4 0.9
    Amortization 0.3 0.3
    Depreciation 1.5 1.5
  Adj EBITDA 4.5 5.8

© 2010 Mercury Computer Systems, Inc. www.mc.com
Financial summary
•
Returned to profitability and top line growth
•
7% bookings and 14% backlog growth (FY07 – FY10 CAGR)
•
Improved working capital efficiencies
•
Healthy cash flows from operations
•
Strong balance sheet with zero debt
•
Closing on robust target business model 17-18% Adj. EBITDA
•
$100M shelf registration effective

© 2010 Mercury Computer Systems, Inc. www.mc.com www.mc.com NASDAQ: MRCY Thank You 31

© 2010 Mercury Computer Systems, Inc. www.mc.com Appendix

© 2010 Mercury Computer Systems, Inc. www.mc.com

GAAP to Non-GAAP Reconciliation ($M)
Notes:
1)FY07 – FY08 income statement figures are as reported in the Company’s earnings press release at the end of the applicable fiscal period
2)FY09 income statement figures are restated for discontinued operations as reported
3)GAAP related items: stock comp, amortization, restructuring and adjustment to taxes
GAAP net income (loss)
Adjustment to exclude stock-based compensation
Adjustment to exclude inventory write-down
Adjustment to exclude in-process research and development
Adjustment to exclude amortization of acquired intangible assets
Adjustment to exclude impairment of goodwill and long-lived assets
Adjustment to exclude restructuring
Adjustment to exclude gain on sale of long-lived assets
Adjustment for tax impact
Non-GAAP net income (loss)
Adjustment to exclude taxes and other income (expense)
Non-GAAP Income (loss) from operations
GAAP net income (loss)
Adjustment to exclude loss from disco ops, net of income taxes
Adjustment to exclude gain (loss) on sale of disco ops
GAAP net income (loss) from continuing operations
Adjustment to exclude GAAP related items
(3)
Non-GAAP net income (loss) from continuing operations
Adjustment to exclude taxes and other income (expense)
Non-GAAP Income (loss) from continuing operations
Net income (loss) per share - Diluted - GAAP
Net income (loss) per share - Diluted - Non-GAAP
Net income (loss) per share - continuing operations - Diluted - GAAP
Net income (loss) per share - continuing operations - Diluted - Non-GAAP
Weighted average shares - Diluted - GAAP
Weighted average shares - Diluted - Non-GAAP
Year Ended Year Ended Year Ended Year Ended
June 30, 2007
(1)
June 30, 2008
(1)
June 30, 2009
(2)
30-Jun-10
($37.8) ($35.4) ($1.3) $28.4
10.6 10.4 4.6 4.0
0.0 0.8 0.0 0.0
3.1 0.0 0.0 0.0
7.2 7.3 2.4 1.7
0.1 18.0 0.0 0.2
5.5 5.2 1.7 0.2
0.0 (3.2) 0.0 0.0
5.2 0.2 (5.6) (17.8)
($6.2) $3.3 $1.8 $16.7
7.9 2.8 0.2 0.9
($14.1) $0.5 $1.6 $15.8
($37.8) ($35.4) ($1.3) $28.4
(8.9) (30.0) (20.3) 0.2
0.0 (1.0) 11.1 0.1
($28.9) ($4.4) $7.9 $28.1
3.1 (11.7)
$11.0 $16.4
5.5 7.1
$16.5 $23.5
($1.78) ($1.64) ($0.06) $1.23
($0.29) $0.15 $0.08 $0.73
($1.36) ($0.21) $0.35 $1.22
$0.49 $0.71
21.2 21.6 22.4 23.0
21.2 22.0 22.4 23.0